Exhibit (p)(2)

                        ---------------------------------
                        HIGHMARK CAPITAL MANAGEMENT, INC.
                        ---------------------------------

                                 CODE OF ETHICS

                                  MARCH 6, 2008

                                TABLE OF CONTENTS

1.    CODE OF ETHICS                                                       PAGE

      1.1 INTRODUCTION AND GENERAL POLICY STATEMENT                        3
      1.2 HCM'S STANDARDS OF BUSINESS CONDUCT                              3
      1.3 DEFINITION OF ADVISORY AND ACCESS PERSONS                        4

2.    PERSONAL SECURITIES TRANSACTIONS

      2.1 PRE-CLEARANCE BY ADVISORY PERSONS                                6
      2.2 BLACKOUT PERIODS                                                 7
      2.3 HIGHMARK FUND SHARES                                             7
      2.4 INITIAL PUBLIC OFFERINGS AND LIMITED OFFERINGS                   8
      2.5 PERSONAL SECURITIES TRANSACTIONS RECORDS                         8
      2.6 REPORTING REQUIREMENTS                                           10
      2.7 CONFIDENTIALITY                                                  10

3.    INSIDER INFORMATION

      3.1 INSIDER TRANSACTIONS                                             11
      3.2 USE OF NON-PUBLIC INFORMATION                                    11

4.    ENFORCEMENT OF THE CODE

      4.1 COMPLIANCE OFFICER'S DUTIES AND RESPONSIBILITIES                 12
      4.2 CODE VIOLATIONS                                                  13
      4.3 ANNUAL WRITTEN REPORTS TO THE BOARDS OF DIRECTORS/TRUSTEES       13
          AND AMENDMENTS TO THE CODE

5.    CONFLICTS OF INTEREST

      5.1 GIFTS AND ENTERTAINMENT                                          14

6.    RECORD RETENTION                                                     14

7.    EFFECTIVE DATE OF CODE                                               15

APPENDIX A: DEFINITIONS

EXHIBITS: FORMS


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

1.    CODE OF ETHICS

1.1   INTRODUCTION AND GENERAL POLICY STATEMENT

      HighMark Capital Management, Inc. ("HCM"), as a registered investment adviser, has a fiduciary responsibility to its Clients to ensure that its Clients' interests are protected from any acts of impropriety by HCM in its role as investment adviser. The purpose of this CODE OF ETHICS AND POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER INFORMATION (the "Code") is to ensure that all business dealings and securities transactions undertaken by HCM employees, directors and officers, whether for its Clients or for personal purposes, are subject to the highest ethical standards. Accordingly, this Code provides a standard of business conduct for HCM Personnel and establishes rules regarding employee personal trading, the communication of non-public information and rules surrounding gifts and entertainment.

      THE CODE IS APPLICABLE TO ALL EMPLOYEES, DIRECTORS AND OFFICERS OF HCM ("HCM PERSONNEL"). HCM Personnel are required to read the Code annually and to certify that he or she has complied with its provisions and with its reporting requirements. ACKNOWLEDGEMENT OF AND COMPLIANCE WITH THE CODE ARE CONDITIONS OF EMPLOYMENT WITH HCM.

      HCM adopts this Code pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act") and Section 204A of the Investment Advisers Act of 1940 ("Advisers Act"). Underlined terms are defined in Appendix A. (Access and Advisory Persons are defined in Section 1.3 below, as well as in Appendix A. Because these terms appear frequently throughout this Code, they are not underlined.)

            NOTE: HCM PERSONNEL ARE ALSO SUBJECT TO AND REQUIRED TO COMPLY WITH UNION BANK OF CALIFORNIA'S (UBOC) BUSINESS STANDARDS OF CONDUCT, INCLUDING THE LIMITATIONS THEREIN REGARDING, OUTSIDE BUSINESS ACTIVITIES AND EMPLOYMENT AND THE RECEIPT OF GIFTS.

      To the extent HCM Personnel are subject to any other code of ethics or policy of personal conduct, such as UBOC's BUSINESS STANDARDS OF CONDUCT and any provision of such other code or policy conflicts with this Code, HCM Personnel are required to comply with the higher standard or stricter provision.

1.2   HCM'S STANDARDS OF BUSINESS CONDUCT

      HCM PERSONNEL:

            o Have a duty of loyalty to HCM's CLIENTS. They must act for the best interests of HCM's CLIENTS and the CLIENTS' shareholders and always place the interests of its CLIENTS (and shareholders) first and foremost.

            o Must avoid actions or activities that allow (or appear to allow) them or their Family Members to profit or benefit from their relationships with HCM's CLIENTS, or that bring into question their independence or judgment.

            o     Must always observe the highest standards of business conduct.

            o Must report any violations under this Code promptly to HCM's Chief Compliance Officer (the "Compliance Officer") or to her designee.


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

            o Must comply with all applicable federal securities laws, including, but not limited to, the 1940 Act, the Advisers Act, the Securities Act of 1933 and the Securities and Exchange Act of 1934.

            o Must comply with the share trading policies of all mutual funds in which they invest and not engage in any inappropriate trading practices.

            o Must not, in connection with the purchase or sale, directly or indirectly, of a SECURITY HELD OR TO BE ACQUIRED by any of HCM's CLIENTS' accounts:

                        o employ any device, scheme or artifice to defraud any CLIENT;

                        o make any untrue statement of a material fact to a CLIENT or omit to state to a CLIENT a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                        o engage in any act, practice or course of business which would operate as a fraud or deceit upon any CLIENT; or

                        o engage in any manipulative practice with respect to any CLIENT.

      While the standards of business conduct outlined in this Section 1.2 apply to all HCM PERSONNEL, specific requirements of this Code apply only to Advisory or Access Persons as defined below in Section 1.3.

      HCM PERSONNEL, who have questions regarding the applicability of the Code, the related prohibitions, restrictions and procedures, or the propriety of any action, should contact HCM's CCO.

1.3   DEFINITION OF ADVISORY AND ACCESS PERSONS

      As HCM PERSONNEL, you may be classified as either an "Advisory Person" or an "Access Person." How you are classified determines the level of reporting that is required of you (E.G., trade pre-clearance, etc.). It is possible that you may not fall under either category. The Compliance
      Officer will notify you of your classification and update such classification if warranted.

      "ADVISORY PERSON" means each HCM director, officer or employee (or the directors, officers or employees of any company controlling HCM) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the PURCHASE OR SALE OF SECURITIES by the HighMark Funds, or whose functions relate to making any recommendations with respect to such purchases or sales.

      Advisory Persons may include, but is not limited to, fund managers, associate fund managers, members of the Fixed Income, Equity, Balanced teams, securities research analysts, fund traders and all personnel who make or participate in the making of investment recommendations or decisions for the HighMark Funds.

      ALL ADVISORY PERSONS ARE ALSO ACCESS PERSONS and therefore must comply with all requirements applicable to Access Persons.

      "ACCESS PERSON" means each HCM director and officer and each Advisory Person. Access Person also includes any HCM employee who is involved in making security recommendations to a CLIENT or who has access to NON-PUBLIC INFORMATION regarding:


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            o     SECURITIES recommendations;

            o     A CLIENT'S  purchase or sale of SECURITIES;  or,

            o     The portfolio holdings of the HighMark Funds.

      Access Persons may include, but is not limited to, portfolio administrators, operations personnel, and other administrative assistants who have access to CLIENT information, in addition to the types of Advisory Persons noted above. The Compliance Officer may designate other persons as Access Persons pursuant to applicable SEC rules.

2.    PERSONAL SECURITIES TRANSACTIONS

      The personal transactions and investment activities of HCM PERSONNEL and employees of all investment advisory firms are the subject of various federal securities laws, rules and regulations. HCM PERSONNEL must accomplish all personal securities transactions in a manner that avoids a conflict between their personal interests and those of their CLIENTS or their CLIENTS' shareholders. When HCM PERSONNEL invest for their own accounts, conflicts of interest may arise between the CLIENTS and HCM PERSONNEL's interests. These conflicts may include:

            o Taking an investment opportunity from the CLIENT for one's own portfolio

            o Using one's advisory position to take advantage of available investments

            o Front-running, which may include trading one's account before making CLIENT transactions

            o Taking advantage of information or using a CLIENT'S portfolio assets in an attempt to influence or affect the market with the goal of taking personal advantage of the resulting market change

      MARKET TIMING AND LATE TRADING: HCM prohibits all HCM PERSONNEL from engaging in market timing or late trading when trading on behalf of its CLIENTS' accounts or HCM PERSONNEL's accounts.

                     [THIS SECTION INTENTIONALLY LEFT BLANK]


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2.1   PRE-CLEARANCE BY ADVISORY PERSONS (AND THEIR SPOUSES*)

      (*May include individuals in addition to a spouse. See Appendix A and definitions of "Beneficial Ownership.")

      Advisory Persons must pre-clear certain purchases and sales of SECURITIES with the Compliance Officer. The following security transactions (buys and sells) must be pre-cleared if a 'Yes' appears below. (This list is NOT intended to be all-inclusive. If there is a security type not listed here and you have a question, please call HCM Compliance.)

         SECURITY TYPE                                                         PRE-CLEARANCE REQUIRED
         -------------                                                         ----------------------
         Equity Transactions (1)                                                         Yes
         Fixed Income Transactions (2)                                                   Yes
         Closed-End Mutual Funds                                                         Yes
         Securities offered as part of an INITIAL PUBLIC OFFERING ("IPO")                Yes
         Securities offered as private placements or LIMITED OFFERINGS   (3)             Yes
         Exercise of puts and calls purchased by Advisory Persons (1)                    Yes
         Writing of puts and calls by Advisory Persons                                   Yes
         Non-Index Futures (4)                                                           Yes
         UBOC Stock (5)                                                                   No
         Mitsubishi UFJ Financial Group, Inc. (MUFG)                                      No
         HighMark Funds                                                                   No
         Open-end Non-HighMark Mutual Funds                                               No
         UBOC Stable Value Fund                                                           No
         Exchange Traded Funds (6)                                                        No
         U.S. Treasury/Agencies                                                           No
         Short-Term Instruments or Cash Equivalents                                       No
         Employee 401(k) Automatic Purchases (7)                                          No
         Index Futures (6)                                                                No

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      (1)   IF EQUITY  TRANSACTION  EXCEEDS 1,000 SHARES AND $20,000.  (See note below.)Includes purchase of options. This exception does NOT apply to IPOS and LIMITED OFFERINGS.

      (2) NO PRE-CLEARANCE for fixed-income securities if the par value is 50,000 or less.

      (3)   Purchase is prohibited if private placement is issued by CLIENT.

      (4)   If the non-index futures  transaction  exceeds the de minimis (1,000
            shares/par  and  $20,000)  in  notional   shares  or  value  of  the
            security/commodity underlying the contract.

      (5)   Includes all securities issued by UnionBanCal.

      (6)   If based on a broad-based securities index.

      (7)   Requires only reporting changes in investment options.

      If a pre-clearance request is approved, the Advisory Person has 48 HOURS from the date and time of the approval to trade in that security.

      ADVISORY PERSONS MUST PRE-CLEAR ALL SECURITIES TRANSACTIONS THAT EXCEED 1,000 SHARES AND $20,000. MUST AGGREGATE THE PURCHASE OR SALE OF SAME SECURITY OVER A FIVE (5) BUSINESS DAY PERIOD. (Example: Assuming the aggregate transaction will exceed $20,000, if Advisory Person buys 500 shares of ABC stock on Monday, he or she does not have to pre-clear on Monday. If the same Advisory Person then buys another 500 shares of ABC on Wednesday, no pre-clearance is necessary; however, if he or she buys an additional 75 shares on Thursday of the same week, he/she must pre-clear on Thursday, as the aggregate purchase of ABC stock exceeds 1,000 shares within a five-day period. Advisory Person must also report the aggregate shares. For quarterly reporting purposes, Advisory Person must report all three transactions.)

      This  five  (5)   business-day   rule  also  applies  to  transactions  in
      FIXED-INCOME SECURITIES.

      THE  PERSONAL  SECURITIES  TRANSACTIONS  LISTED  IN  SECTION  2.1  MUST BE
      REPORTED  WHETHER  PRE-CLEARED  OR  NOT.  (SEE  SECTION  2.6  FOR  FURTHER
      DETAILS.)


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2.2   BLACKOUT PERIODS

            (A) An Advisory Person cannot PURCHASE OR SELL, directly or indirectly, any SECURITY in which the person has or, by reason of such transaction will acquire any BENEFICIAL OWNERSHIP at any time within three (3) business days before or after the time that the same (or a related) SECURITY is being considered for PURCHASE OR SALE by any HighMark Fund; or is being purchased or sold by a HighMark Fund.

                  If a request for pre-clearance is approved, and subsequently a HighMark Fund PURCHASES OR SELLS that SECURITY within three
                  (3) business days of the pre-clearance, and the Advisory Person is unaware of the recommendation and transaction, this will not be deemed a violation of the blackout period rule.

                  If a request for pre-clearance is denied, the Advisory Person is deemed to have knowledge that a HighMark Fund has transacted or is considering transacting in the same security that is the subject of the pre-clearance request. The Advisory Person can only buy or sell that security when the black-out period has expired and needs to seek pre-clearance again. The Advisory Person CANNOT, subsequent to a pre-clearance denial, transact in the same security under the de minimis rule (1,000 shares/$20,000 or less) within the black-out period.

            EXCEPTIONS TO BLACKOUT PERIODS

            Blackout periods do not apply to:

                  (A) PURCHASES OR SALES OF ANY SECURITIES that are not eligible for purchase or sale by any HighMark Fund;

                  (B) PURCHASES OR SALES which are outside of the CONTROL of the Advisory Person;

                  (C)   purchases that are part of an automatic purchase plan;

                  (D) purchases which are effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights; or

                  (E) sales, which are affected pursuant to a tender offer or similar transaction involving an offer to acquire all or a significant portion of a class of securities.

2.3   HIGHMARK FUND SHARES

      (A)   REPORTING OF PURCHASE OR SALE OF HIGHMARK FUNDS

            All purchases and sales of HighMark Funds (excluding the Highmark money market funds) must be reported by both Advisory and Access Persons when transacted outside of HCM Personnel's 401(k) plan.

            HCM Compliance receives a quarterly report from the Select Benefits group that details all HCM Personnel trades of HighMark Funds as part of the 401(k) plan, excluding purchases made through UBOC's automatic purchase program.

      (B)   PRE-CLEARANCE OF HIGHMARK FUNDS

            Advisory Persons do NOT need to pre-clear the purchase or sale of HighMark Funds.

      (C)   30-DAY  HOLDING  PERIOD FOR HIGHMARK FUND SHARES - ADVISORY  PERSONS
            ONLY

            An Advisory Person who buys or sells shares of a HighMark Fund (other than the money market funds) is subject to a 30-calendar day holding period. HighMark Fund shares may not be redeemed or repurchased within 30 days after an earlier purchase or redemption without prior written approval by the Compliance Officer. THE FOLLOWING EXCEPTIONS APPLY:

                  o The transaction in the HighMark Funds is part of a realignment of balances in a UBOC 401(k) plan account and the HighMark Fund shares being transferred were acquired pursuant to an automatic purchase which had been in effect for at least 30 days; or

                  o The Compliance Officer has granted an exemption for the transaction based on circumstances he or she deems appropriate. The Compliance Officer shall report all exceptions to the HCM Board of Directors and to the HighMark Funds' Board of Trustees at their next respective regular meeting.

            Advisory Persons must follow the trading deadlines, as stated in the HighMark Funds' Prospectus with respect to valuation of Fund shares.

2.4   INITIAL PUBLIC OFFERINGS AND LIMITED OFFERINGS

      All Access Persons must pre-clear purchases and sales of securities offered in an IPO and in a LIMITED OFFERING (private placement) with the Compliance Officer. The 1,000 shares/$20,000 or less exception to pre-clearance does NOT apply.

2.5   PERSONAL SECURITIES TRANSACTIONS RECORDS

      INITIAL AND ANNUAL HOLDINGS REPORTS: Access Persons are required to report SECURITIES holdings within 10 DAYS of employment and annually thereafter. Holdings reports must include any SECURITY in which the Access Person holds a direct or indirect BENEFICIAL OWNERSHIP. An Access Person's brokerage account statement may be submitted in lieu of a separate initial or annual holdings report. The holdings report must contain the following:

            a)    title and exchange ticker symbol or CUSIP number;

            b)    number of shares or principal amount of the SECURITY involved;

            c)    type of SECURITY; and

            d) name of the broker-dealer or bank that maintains the account, date account established and name and type of account.

      Initial and annual holdings reports must contain information that is current AS OF A DATE NO MORE THAN 45 DAYS prior to the date the report is submitted.

      QUARTERLY TRANSACTIONS REPORTS: Access Persons must report on a quarterly basis any transaction in a SECURITY over which the Access Person had any direct or indirect BENEFICIAL OWNERSHIP. The report must include the following information:

            a)    title and exchange ticker symbol or CUSIP number;

            b)    number of shares or principal amount of the SECURITY involved;

            c)    interest rate and maturity date (if applicable);

            d)    date of the transaction;

            e)    nature of the transaction (PURCHASE OR SALE);

            f)    price at which the trade was effected;

            g)    name  of  the   broker-dealer   or  bank  that   executed  the
                  transaction; and

            h) list new brokerage accounts opened during quarter, date account established and name and type of account.

      BROKERAGE LETTERS: Advisory Persons must instruct their broker/dealers or other parties to submit duplicate brokerage statements and confirmations to HighMark Capital Management - Compliance Department ("Compliance Department). Advisory Persons must submit brokerage statements and confirmations for all securities accounts in which the Advisory Person has a BENEFICIAL OWNERSHIP. If an Advisory Person has no direct or indirect influence or CONTROL over a securities account, then no brokerage statements or confirmations need to be sent to the Compliance Department. If the holdings within a brokerage account are not SECURITIES, as defined Appendix A, then no brokerage statements or confirmations need to be sent to the Compliance Department.

      For Advisory Persons only, quarterly reports must contain information regarding SECURITIES in which the Advisory Person holds a BENEFICIAL
      OWNERSHIP during the quarter which constitutes more than one-half of one percent of the outstanding voting stock in any company whose stock is publicly traded or about to become publicly traded. The information to be reported is the ticker symbol and title of the SECURITY and the number of shares owned.

      The attached form on the Exhibits section on page 18 should be used to report quarterly transaction information. Federal law requires that the report be submitted to the Compliance Officer NOT LATER THAN 30 DAYS after the calendar quarter being reported. If the 30th day falls on a weekend or a holiday, the report is due the business day immediately following this deadline. IF THERE ARE NO ACTIVITIES FOR THE QUARTER, A REPORT INDICATING SUCH IS STILL REQUIRED.

      EXCEPTIONS TO REPORTING

      (1) You are not required to detail or list the following items in the "Securities Holdings" section of the initial and annual holdings reports or in the "Securities Transactions" section of the quarterly transactions reports:

            (A) Purchases or sales effected for any account over which you have no direct or indirect influence or CONTROL, or securities holdings held in an account in which you have no direct or indirect influence or CONTROL; and

            (B)   PURCHASES OR SALES of any of the following securities:

                        o     Direct obligations of the U.S. government;

                        o Banker's acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements;

                        o Shares issued by money market funds, whether affiliated or non-affiliated; and

                        o Shares issued by open-end investment companies, other than HighMark Fund shares. YOU MUST REPORT YOUR HOLDINGS AND TRANSACTIONS IN HIGHMARK FUND SHARES (OTHER THAN SHARES OF MONEY MARKET FUNDS AS NOTED IN SECTION 2.3, ABOVE); and

            (C) Purchases as part of an automatic purchase plan (I.E., 401(k) plan).


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

      ACKNOWLEDGEMENT AND CERTIFICATION: All Access Persons must sign this form (see Exhibits on page 18) on an annual basis to comply with HCM's policies and procedures. New employees must also furnish this on their date of hire.

2.6   REPORTING REQUIREMENTS

      The following table lists some of the types of SECURITIES that are required to be reported in annual holdings and quarterly transaction reports. (This list is NOT intended to be all inclusive. Questions regarding other SECURITY types may be addressed with the Compliance Officer.)

         SECURITY TYPE                                                REPORTING REQUIRED
         -------------                                                ------------------
         Equity Transactions                                                  Yes
         Corporate Debt Transactions                                          Yes
         Municipal Bond                                                       Yes
         HighMark Funds (other than money market funds) (1)                   Yes
         Closed-End Mutual Funds                                              Yes
         UBOC Stable Value Fund                                               Yes
         UBOC Options (2)                                                     Yes
         Government Bonds                                                      No
         Exchange-Traded Funds                                                Yes
         Money Market Funds (affiliated and non-affiliated)                    No
         Short-Term / Cash Equivalents                                         No
         U.S. Treasury / Agencies                                              No
         HighMark employee 401(k) automatic purchases                          No
         HighMark employee 401(k) changes in investment options (3)           Yes
         DRIPs (4)                                                             No

----------
      (1) Only report transactions in HighMark Funds executed outside 401(k) plan.

      (2) Report sale and exercise only, not receipt of options on quarterly reports; HCM Compliance annually receives a report from UBOC Human Resources with respect to HCM Personnel's' annual option grants.

      (3) HCM Compliance quarterly receives a report from UBOC's Select Benefits group showing reportable transactions by HCM Personnel in shares of the HighMark Funds.

      (4) Sales of stocks from DRIPs. Please notify Compliance Officer in writing of sale and include transactions in any reports.

2.7   CONFIDENTIALITY

      All reports of personal securities transactions, holdings and any other information filed pursuant to the Code will be kept CONFIDENTIAL. However, such information is subject to review ONLY by appropriate personnel of the adviser or its affiliates, and their counsel or other advisers, and may be provided to government regulatory authorities or law enforcement agencies.


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

3.    INSIDER INFORMATION

      The Insider Trading and Securities Fraud Enforcement Act of 1988 requires HCM to establish, maintain and enforce written policies and procedures designed to prevent the misuse of material, NON-PUBLIC INFORMATION by its officers and employees. Among these are restricting access to files likely to contain NON-PUBLIC INFORMATION, providing continuing education programs concerning insider trading, restricting or monitoring trading in securities about which Access Persons might possess NON-PUBLIC INFORMATION, and monitoring and reviewing trading for HCM and Access Persons.

      The 1,000 shares or less exception does NOT apply to the transactions outlined below under this Section 3.

3.1   INSIDER TRANSACTIONS

      HCM considers information MATERIAL if there is a substantial likelihood that a reasonable investor would consider it important in deciding how to act. Information is considered NON-PUBLIC when it has not been disseminated in a manner that makes it available to investors generally. Information becomes PUBLIC once it is publicly disseminated; limited disclosure does not make the information public (i.e., disclosure by an insider to a select group of persons).

      HCM generally defines insider trading as the buying or selling of a SECURITY, in breach of a fiduciary duty or other relationship of trust and confidence, while in possession of material, NON-PUBLIC INFORMATION. Insider trading is a violation of federal securities laws, punishable by a prison term and significant monetary fines for the individual and investment adviser.

            o TIPPING OF MATERIAL, NON-PUBLIC INFORMATION IS PROHIBITED. An Access Person may not TIP a trade, either personally or on behalf of others, while in possession of such information.

            o FRONT RUNNING IS PROHIBITED. Front running involves trading ahead of an order placed on behalf of an account HCM manages in the same SECURITY on the basis of NON-PUBLIC INFORMATION regarding impending market transactions.

            o SCALPING IS PROHIBITED. SCALPING occurs when an Access Person acquires a BENEFICIAL OWNERSHIP in a SECURITY for his/her own account prior to recommending/buying that SECURITY on behalf of an account HCM manages and then immediately sells his/her shares at profit upon the rise in the market price following the recommendation/purchase.

3.2   USE OF NON-PUBLIC INFORMATION

      No HCM PERSONNEL shall:

            o Disclose to any other person, except to the extent permitted by law and necessary to carry out his or her duties as an Access Person and as part of those duties, NON-PUBLIC INFORMATION regarding a Client or an account he or she manages on behalf of HCM, including any SECURITY holdings or transactions of such account, any SECURITY recommendation made to an account managed by HCM, and any SECURITY transaction made or under consideration for any such account, including information about actual or contemplated investment decisions.

            o Use NON-PUBLIC INFORMATION regarding an account managed by HCM in any way that might be contrary to or in competition with the interest of such account.

            o Use NON-PUBLIC INFORMATION regarding an account managed by HCM in any way for personal gain.

      HCM follows UBOC's policy regarding the use of non-public information. Please refer to UBOC's Business Standards for Ethical Conduct for limitations regarding the use of non-public information.

4.    ENFORCEMENT OF THE CODE

      The  Compliance  Officer  has  several   responsibilities  to  fulfill  in
      enforcing the Code. Some of these responsibilities are summarized below.

4.1   COMPLIANCE OFFICER'S DUTIES AND RESPONSIBILITIES

      The Compliance Officer:

            o shall adopt and maintain procedures reasonably necessary to prevent violations of this Code. Any failure by HCM PERSONNEL to comply with these procedures could result in disciplinary action up to and including termination of employment.

            o will provide each Access Person with a copy of the Code and any amendments thereto;

            o shall notify each person in writing who becomes an Access Person and who is required to report under the Code of their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting;

            o will, on a quarterly basis, compare all reported personal securities transactions with each pre-clearance request received during the quarter. In addition, all personal transaction reports will be compared for match with the Access Person's broker confirms and statements. Access Person's transaction reports also will be reviewed for other restrictions imposed on personal trading by this Code. Before determining that a person has violated the Code, the Compliance Officer must give the person an opportunity to supply explanatory material; and

            o will submit his or her own reports, as may be required pursuant to the Code, to an alternate Compliance Officer who shall fulfill the duties of the Compliance Officer with respect to the Compliance Officer's reports. If a securities transaction of the Compliance Officer is under consideration, UBOC's Legal Counsel will act as the Alternate Compliance Officer for purposes of this Section 4.1.

                  NOTE: All reports submitted by Access Persons and Advisory Persons generally will be reviewed for compliance with this code.

4.2   CODE VIOLATIONS

      HCM considers violations of this Code to be a serious matter. Violations of this Code may result in disciplinary action up to and including termination of employment. Set forth below are guidelines for disciplinary actions for certain Code violations. The Compliance Officer may apply the disciplinary action he or she deems appropriate under the circumstances, taking into account the severity and impact of the violation and any mitigating circumstances. HCM's President must approve all disciplinary actions. The following lists three types of offenses, reporting, substantive and serious and the guidelines for disciplinary actions:

            o REPORTING OFFENSES - includes failure or late submissions of quarterly transaction reports and signed acknowledgments of Code of Ethics forms and certifications, conflicting pre-clear request dates versus actual trade dates.

                        o     FIRST REPORTING OFFENSE - verbal warning.

                        o     SECOND REPORTING  OFFENSE - written warning,  with
                              copy  to  HCM's   President  and  Access  Person's
                              supervisor.

                        o THIRD REPORTING OFFENSE - $1,000 fine to be donated to the Access Person's charity of choice.

            o     SUBSTANTIVE   OFFENSES   -   includes   failure   to   request
                  pre-clearance, intentional discrepancy in reporting between pre-clear date versus actual trade date, unauthorized purchase/sale of SECURITIES (E.G., private placements offered by CLIENTS and trading during blackout periods).

                        o     FIRST SUBSTANTIVE OFFENSE - written notice.

                        o SECOND SUBSTANTIVE OFFENSE - $2,000 fine or disgorgement of profits (whichever is greater) to be donated to the Access Person's charity of choice.

                        o THIRD SUBSTANTIVE OFFENSE - $5,000 fine or disgorgement of profits (whichever is greater) to be donated to the Access Person's charity of choice.

                              The number of offenses is determined by the cumulative count over a two (2) year period.

                              Substantive offenses also may be considered a serious offense taking into consideration the gravity of the offense and/or a pattern of the offense.

            o SERIOUS OFFENSES - includes an Access Person trading with insider information, "front running" or market timing in his or her personal accounts. HCM will take appropriate steps that may include termination of employment and referral to governmental authorities for prosecution.

      With respect to all offenses, the Compliance Officer will notify the Access Person's supervisor and, in the case of reporting and substantive offenses, the Access Person will be required to sign a certification acknowledging that he or she understands the Code requirements and the consequences of non-compliance.

      All fines will be made payable to the Access Person's charity of choice (such charity must be registered under Section 501(c)(3) of the Internal Revenue Code) and submitted to the Compliance Officer, who, in turn, will forward the donation to the charity. The Compliance Officer will request that the charity not publicly release the name of the donor.

      The Compliance Officer will maintain records of all violations and the action taken. In addition, records will be maintained with respect to any deviations from the penalties noted above and the reasons supporting such deviations. All violations and disciplinary actions resulting under this Code will be reported to the HCM Board of Directors and to the HighMark Funds' Board of Trustees at the next regular meetings.

4.3 ANNUAL WRITTEN REPORTS TO THE BOARDS OF DIRECTORS/TRUSTEES AND AMENDMENTS TO THE CODE

      At least annually, the Compliance Officer will provide WRITTEN reports to the Board of Directors of HCM and to the Board of Trustees of the HighMark Funds as follows:

      ISSUES ARISING UNDER THE CODE. The reports must describe any issue(s) that arose during the previous year under the code or procedures related thereto, including any material code or procedural violations, and any resulting disciplinary actions. The Compliance Officer may report to both the HCM Board of Directors and to the HighMark Funds' Board of Trustees more frequently as he or she deems necessary or appropriate, and shall do so as requested by each Board.

      CERTIFICATION. Each report must be accompanied by a certification to both Boards that HCM has adopted procedures reasonably necessary to prevent its Access Persons from violating the Code.

      AMENDMENTS TO THE CODE. Any material change to this Code shall be approved by the HCM Board of Directors and the HighMark Funds' Board of Trustees no later than six (6) months after adoption of the change.

5.    CONFLICTS OF INTEREST

5.1   GIFTS AND ENTERTAINMENT

      A person subject to the Code may not solicit or accept and retain a gift from any current or prospective customer, supplier or vendor, or any person whom such person has referred or may refer business, having a value in excess of $100, without the written approval of UBOC Human Resources (Form 1096). Please refer to UBOC's BUSINESS STANDARDS OF CONDUCT, Section III, Conflicts of Interests, Gift and Other Personal Benefits for specifics of UBOC's policy.

      Entertainment, acceptance of meals, refreshments, travel arrangements, accommodations or entertainment are acceptable if they are of reasonable value and in the regular course of a meeting or other occasion, the purpose of which is to hold bona fide business discussions, provided the expenses would be paid for by UBOC as a reasonable business expense if submitted for reimbursement.

6.    RECORD RETENTION

      HCM shall maintain, at HCM's principal place of business, appropriate records related to this Code, at least to the extent and for the time periods required by applicable SEC Rules. Specifically, HCM shall maintain the following:

            o     A copy of HCM's Code of Ethics,

            o A record of any violation of the Code and any action taken as a result of the violation,

            o     A record of all written acknowledgments of supervised persons,

            o A record of all reports required to be submitted by Access Persons under the Code, and

            o     A record of all Access Persons of HCM.

7.    EFFECTIVE DATE OF THE CODE

      The Code is effective March 6, 2008 and supersedes any prior versions of the Code.

                                   APPENDIX A
                                   DEFINITIONS

                                  GENERAL NOTE

THE DEFINITIONS AND TERMS USED IN THE CODE OF ETHICS ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THE CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

ACCESS PERSON means each HCM director and officer and each Advisory Person. Access Person also includes any HCM employee who is involved in making security recommendations to a CLIENT or who has access to NON-PUBLIC INFORMATION regarding:

      o     SECURITIES recommendations;

      o     A CLIENT'S purchase or sale of securities; or,

      o     The portfolio holdings of the HighMark Funds.

ADVISORY PERSON means each HCM director, officer or employee (or the directors, officers or employees of any company controlling HCM) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the PURCHASE OR SALE OF SECURITIES by the HighMark Funds, or whose functions relate to making any recommendations with respect to such purchases or sales.

Advisory Persons include fund managers, associate fund managers, members of the Fixed Income, Equity, Balanced teams, securities research analysts, fund traders and all personnel who make or participate in the making of investment recommendations or decisions for the HighMark Funds.

BENEFICIAL OWNERSHIP of a SECURITY generally means having the opportunity to profit or share in any profit derived from a transaction in the SECURITY. This opportunity can be direct or indirect, and can result from a relationship, contract, understanding or other factors. For reference purposes, beneficial ownership is intended to mean the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder.

Examples of BENEFICIAL OWNERSHIP generally include securities held in:

            o Your accounts or the accounts of family members. For this purpose "family member" means any of the following if they share the same household with you: child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and adoptive relationships.

            o A partnership or limited liability company, if you or a family member is a general partner or a managing member.

            o A corporation or similar business entity, if you or a family member has or shares investment control.

            o A trust, if you or a family member is a beneficiary of the trust and has or shares investment control, or if you or a family member is a settler of a revocable trust and has or shares investment control.

CLIENTS means the CLIENTS of HCM to whom it provides investment management or advisory services from time to time, including investment companies registered under the 1940 Act.

CONTROL means the power to exercise a controlling influence over the management or policies of a company, unless the power is solely the result of an official position with such company. A person who owns 25% or more of a company's outstanding voting securities is presumed to have control over the company. For reference purposes, control is intended to mean the same as it does under in
Section 2(a)(9) of the 1940 Act.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (E.G., Moody's Investors Service).

HCM PERSONNEL means all directors, officers and employees of HCM.

IPO means an initial public offering of securities. An initial public offering is an offering of securities, registered under the Securities Act of 1933, made by an issuer that immediately before the registration was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

LIMITED OFFERING generally means a private placement of securities. It is an offering that is not registered under the Securities Act of 1933 because it is exempt from registration under Sections 4(2), Section 4(6), or Rules 504, 505 or 506 under the Securities Act of 1933.

NON-PUBLIC INFORMATION means any information that is not generally available to the general public in widely disseminated media reports, SEC filings, public reports, prospectuses, or similar publications or sources.

PURCHASE OR SALE OF A SECURITY includes, among other things, the writing of an option to purchase or sell a SECURITY. Purchase or sale also may include any acquisition or disposition of a security, including by gift or bequest. A SECURITY is being purchased or sold by an account managed by HCM from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the account until the program has been fully completed or terminated, in addition to when the SECURITY is identified as such by an investment adviser or sub-adviser to the account.

SECURITY includes any stock, bond, note, debenture, evidence of indebtedness, or certificate of interest or participation. It also includes any mutual fund share or any share in a common trust fund, collective investment fund, hedge fund, closed-end fund or offshore fund. It also includes any put, call, straddle, option or privilege on a SECURITY or on a group or index of SECURITIES or on foreign currency. For reference purposes, SECURITY is intended to mean the same as it does under Section 2(a)(36) of the 1940 Act.

FOR THE PURPOSES OF PRE-CLEARANCE, HOLDINGS AND QUARTERLY TRANSACTION REPORTS AND BLACKOUT PERIODS DISCUSSED IN THIS CODE, SECURITY DOES NOT INCLUDE direct obligations of the U.S. government; bankers' acceptances; bank certificates of deposit and time deposits; commercial paper; HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including, but not limited to, repurchase agreements and adjustable rate demand notes; shares issued by affiliated or unaffiliated money market funds; or shares issued by other open-end investment companies, other than HighMark Fund shares.

A SECURITY HELD OR TO BE ACQUIRED by an account managed by HCM means: (A) any SECURITY which, within the most recent 15 days (i) is or has been held by the account, or (ii) is being or has been considered by the account's adviser or sub-adviser for purchase by the account; and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any SECURITY.

                                 EXHIBITS: FORMS

1. INITIAL HOLDINGS REPORT


2. QUARTERLY TRANSACTIONS REPORT


3. ANNUAL HOLDINGS REPORT


4. PRE-CLEARANCE REQUEST FORM


5. ACKNOWLEDGEMENT & CERTIFICATION FORM


6. BROKERAGE LETTER


7. COMPLIANCE MANUAL ACKNOWLEDGEMENT

[LOGO]  HIGHMARK(R)
        CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                             INITIAL HOLDINGS REPORT

NAME OF REPORTING PERSON:                  DATE REPORT DUE:
                         ----------------                  ---------------------

EFFECTIVE DATE:                         REPORT DATED AS OF:
               -----------------------                     ---------------------

[NOTE: Effective date and as of date should be the same. Please note that effective date is the date that you became subject to the Code's Reporting Requirements.]

--------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you have no securities holdings to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------
                                NUMBER OF SHARES   PRINCIPAL AMOUNT (BALANCE, MATURITY DATE AND INTEREST
NAME OF STOCK OR DEBT ISSUER     (IF APPLICABLE)                    RATE (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------
IF YOU HAVE MORE THAN FIVE (5) HOLDINGS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR
                                       BROKERAGE STATEMENTS.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------
                                NAME(S) ON ACCOUNT AND ACCOUNT
NAME OF BROKER-DEALER OR BANK              NUMBER(S)             TYPE(S) OF ACCOUNT
--------------------------------------------------------------------------------------------------------
IF YOU HAVE MORE THAN FIVE (5) ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR
                                       BROKERAGE STATEMENTS.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

/s/
----------------------------------      ---------------------------------
SIGNATURE                               DATE REPORT SUBMITTED

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO]  HIGHMARK(R)
        CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                             INITIAL HOLDINGS REPORT

NAME OF REPORTING PERSON:                  DATE REPORT DUE:
                         ----------------                  ---------------------

EFFECTIVE DATE:                         REPORT DATED AS OF:
               -----------------------                     ---------------------

[NOTE: Effective date and as of date should be the same. Please note that effective date is the date that you became subject to the Code's Reporting Requirements.]

--------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you have no securities holdings to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------
                                NUMBER OF SHARES   PRINCIPAL AMOUNT (BALANCE, MATURITY DATE AND INTEREST
NAME OF STOCK OR DEBT ISSUER     (IF APPLICABLE)                    RATE (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------
IF YOU HAVE MORE THAN FIVE (5) HOLDINGS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR
                                       BROKERAGE STATEMENTS.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------
NAME OF BROKER, DEALER OR BANK            NAME(S) ON ACCOUNT           TYPE(S) OF ACCOUNT
--------------------------------------------------------------------------------------------------------
IF YOU HAVE MORE THAN FIVE (5) ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES OF YOUR
                                       BROKERAGE STATEMENTS.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

/s/
----------------------------------      ---------------------------------
SIGNATURE                               DATE REPORT SUBMITTED

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                          QUARTERLY TRANSACTIONS REPORT
                        CALENDAR QUARTER ENDED: 3/31/2008

NAME OF REPORTING PERSON:                             DATE REPORT DUE: 4/30/2008
                          --------------

--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS. If you had no securities transactions to report for the
quarter, please mark here.     [ ]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NAME OF BROKER,
                                                NUMBER OF      PRINCIPAL AMOUNT (BALANCE),                           DEALER OR BANK
  DATE OF     NAME OF HIGHMARK FUND, STOCK        SHARES       MATURITY AND INTEREST DATES     TYPE OF                 EFFECTING
TRANSACTION          OR DEBT ISSUER          (IF APPLICABLE)         (IF APPLICABLE)         TRANSACTION   PRICE      TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) TRANSACTIONS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you did not open any securities accounts during the
quarter, please mark here.     [ ]

------------------------------------------------------------------------------------------------------------------------------------
       NAME OF BROKER-DEALER OR BANK          NAME(S) ON ACCOUNT AND ACCOUNT NUMBER(S)         TYPE OF ACCOUNT AND DATE OPENED
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) NEW ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

/s/
---------------------------                ----------------------------
SIGNATURE                                  DATE REPORT SUBMITTED

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NAME OF BROKER,
                                                NUMBER OF      PRINCIPAL AMOUNT (BALANCE),                           DEALER OR BANK
  DATE OF     NAME OF HIGHMARK FUND, STOCK        SHARES       MATURITY AND INTEREST DATES     TYPE OF                 EFFECTING
TRANSACTION          OR DEBT ISSUER          (IF APPLICABLE)         (IF APPLICABLE)         TRANSACTION   PRICE      TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) TRANSACTIONS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
       NAME OF BROKER, DEALER OR BANK               DATE ACCOUNT WAS ESTABLISHED              NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) NEW ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NAME OF BROKER,
                                                NUMBER OF      PRINCIPAL AMOUNT (BALANCE),                           DEALER OR BANK
  DATE OF     NAME OF HIGHMARK FUND, STOCK        SHARES       MATURITY AND INTEREST DATES     TYPE OF                 EFFECTING
TRANSACTION          OR DEBT ISSUER          (IF APPLICABLE)         (IF APPLICABLE)         TRANSACTION   PRICE      TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) TRANSACTIONS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
       NAME OF BROKER, DEALER OR BANK               DATE ACCOUNT WAS ESTABLISHED              NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) NEW ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NAME OF BROKER,
                                                NUMBER OF      PRINCIPAL AMOUNT (BALANCE),                           DEALER OR BANK
  DATE OF     NAME OF HIGHMARK FUND, STOCK        SHARES       MATURITY AND INTEREST DATES     TYPE OF                 EFFECTING
TRANSACTION          OR DEBT ISSUER          (IF APPLICABLE)         (IF APPLICABLE)         TRANSACTION   PRICE      TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) TRANSACTIONS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
       NAME OF BROKER, DEALER OR BANK               DATE ACCOUNT WAS ESTABLISHED              NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                   IF YOU HAVE MORE THAN FIVE (5) NEW ACCOUNTS, PLEASE USE A SEPARATE ATTACHMENT OR ATTACH COPIES
                                            OF YOUR BROKERAGE STATEMENTS FOR PERIOD END.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                             ANNUAL HOLDINGS REPORT
                                  FOR YEAR-END:
                                                -------

NAME OF REPORTING PERSON:
                          --------------------------
REPORT DATED AS OF:
                    ---------------
DATE REPORT DUE:
                 ----------------

--------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you had no securities holdings to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT (BALANCE), MATURITY DATE
                                                      NUMBER OF SHARES                       AND INTEREST RATE
  NAME OF HIGHMARK FUND, STOCK OR DEBT ISSUER          (IF APPLICABLE)                        (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                                                                   NAME(S) ON ACCOUNT, ACCOUNT NUMBER(S) AND TYPE OF
             NAME OF BROKER-DEALER OR BANK                                              ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

/s/
-------------------------------------   ----------------------
SIGNATURE                               DATE REPORT SUBMITTED

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                             ANNUAL HOLDINGS REPORT
                               FOR YEAR-END: 2007

NAME OF REPORTING PERSON:
                          ----------------------------
REPORT DATED AS OF:
                    -----------------
DATE REPORT DUE: 11/14/2007

--------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you had no securities holdings to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT (BALANCE), MATURITY DATE
                                                     NUMBER OF SHARES                       AND INTEREST RATE
   NAME OF HIGHMARK FUND, STOCK OR DEBT ISSUER        (IF APPLICABLE)                        (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                 NAME OF BROKER, DEALER OR BANK                          NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

/s/
-------------------------------------   -----------------------
SIGNATURE                               DATE REPORT SUBMITTED

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                             ANNUAL HOLDINGS REPORT
                               FOR YEAR-END: 2007

NAME OF REPORTING PERSON:
                          --------------------------
REPORT DATED AS OF:
                    ----------------
DATE REPORT DUE: 11/14/2007

--------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you had no securities holdings to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT (BALANCE), MATURITY DATE
                                                      NUMBER OF SHARES                     AND INTEREST RATE
    NAME OF HIGHMARK FUND, STOCK OR DEBT ISSUER       (IF APPLICABLE)                        (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                 NAME OF BROKER, DEALER OR BANK                          NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

/s/
-------------------------------------   -----------------------
SIGNATURE                               DATE REPORT SUBMITTED

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                             ANNUAL HOLDINGS REPORT
                               FOR YEAR-END: 2007

NAME OF REPORTING PERSON:
                          --------------------------
REPORT DATED AS OF:
                    ----------------
DATE REPORT DUE: 11/14/2007

--------------------------------------------------------------------------------

SECURITIES HOLDINGS. If you had no securities holdings to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT (BALANCE), MATURITY DATE
                                                      NUMBER OF SHARES                     AND INTEREST RATE
    NAME OF HIGHMARK FUND, STOCK OR DEBT ISSUER       (IF APPLICABLE)                        (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS. If you have no securities accounts to report, please check here. [ ]

--------------------------------------------------------------------------------------------------------------------------
                 NAME OF BROKER, DEALER OR BANK                          NAME(S) ON ACCOUNT AND TYPE OF ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

/s/
-------------------------------------   -----------------------
SIGNATURE                               DATE REPORT SUBMITTED

                 PLEASE SUBMIT FORM TO HCM COMPLIANCE VIA EMAIL.

[LOGO]  HIGHMARK(R)
        CAPITAL MANAGEMENT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                           PRE-CLEARANCE REQUEST FORM

                                 SELECT QUARTER

NAME:                         PHONE NUMBER:   ()-
      -----------------                     ------------------

--------------------------------------------------------------------------------

PLEASE READ PAGES 5-6 OF THE CODE OF ETHICS REGARDING PRE-CLEARANCE. If you are seeking pre-clearance for a particular security type or security transaction not listed in the Code, call the HCM Compliance Group immediately. If approved, this request is good for 48 HOURS from time of request.

I REQUEST PRIOR WRITTEN APPROVAL TO EXECUTE THE FOLLOWING TRADE(S).

NOTE: You MUST select a Security Type. If none is applicable, please call Compliance immediately.

-----------------------------------------------------------------------------------------------------------------------------
                                                                   DOES THE TOTAL DOLLAR
                            SECURITY                                   AMOUNT EXCEED             PRIVATE
 BUY/SELL    SECURITY NAME   SYMBOL    SECURITY TYPE   SHARES/PAR         $20,000?         IPO  PLACEMENT   APPROVED  DENIED
-----------------------------------------------------------------------------------------------------------------------------
  SELECT                              SELECT                               SELECT          [ ]     [ ]         [ ]      [ ]
-----------------------------------------------------------------------------------------------------------------------------
  SELECT                              SELECT                               SELECT          [ ]     [ ]         [ ]      [ ]
-----------------------------------------------------------------------------------------------------------------------------
  SELECT                              SELECT                               SELECT          [ ]     [ ]         [ ]      [ ]
-----------------------------------------------------------------------------------------------------------------------------
  SELECT                              SELECT                               SELECT          [ ]     [ ]         [ ]      [ ]
-----------------------------------------------------------------------------------------------------------------------------
  SELECT                              SELECT                               SELECT          [ ]     [ ]         [ ]      [ ]
-----------------------------------------------------------------------------------------------------------------------------

I REPRESENT THAT I AM NOT: (I) AWARE OF ANY POSSIBLE OR PENDING PURCHASE OR SALE OF THE ABOVE SECURITY IN ANY PORTFOLIO FOR WHICH HIGHMARK ACTS AS AN INVESTMENT ADVISER OR MANAGER; (II) IN POSSESSION OF ANY MATERIAL NON-PUBLIC INFORMATION CONCERNING THE ABOVE SECURITIES; AND (III) ENGAGING IN ANY MANIPULATIVE OR DECEPTIVE TRADING ACTIVITY WITH RESPECT TO THE ABOVE SECURITY. I ACKNOWLEDGE THAT I AM NOT PERMITTED TO EXECUTE THE TRADE DESCRIBED ABOVE UNLESS AND UNTIL I RECEIVE WRITTEN NOTICE OF APPROVAL FROM HCM COMPLIANCE GROUP.

--------------------------------------------------------------------------------

SIGNATURE: /s/      DATE SUBMITTED:         EMAIL TO: LAURA.HANSELL@UBOC.COM and
          ---------                 -------             cc: NOEL.CASALE@UBOC.COM

--------------------------------------------------------------------------------
COMPLIANCE OFFICER'S USE ONLY
--------------------------------------------------------------------------------

The above "Approved" trades initialed by Compliance Officer can be executed for 48 hours from the date/time of approval.

BY:  /s/                          DATE RETURNED:
    ------------------                           -----------------

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

                                 CODE OF ETHICS
                        ACKNOWLEDGEMENT AND CERTIFICATION
--------------------------------------------------------------------------------

I certify that I have received, read, and understand that I am subject to HCM's CODE OF ETHICS and POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER INFORMATION. The Code is in addition to UBOC's BUSINESS STANDARDS FOR ETHICAL CONDUCT.

I certify that I will provide complete and accurate reporting as required under the Code, and going forward, will comply with all requirements of the Code. I further certify that I will not:

o Execute any prohibited purchases and/or sales, directly or indirectly, that are outside those permissible by the Code.

o Employ any device, scheme or artifice to defraud UBOC, HCM, or any affiliate thereof.

o Engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon UBOC, HCM, or any affiliate thereof.

o Make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading.

o Engage in any manipulative practice with respect to UBOC, HCM, or any affiliate thereof.

o     Trade while in possession of material, NON-PUBLIC INFORMATION.

o Trade ahead of or front-run any transactions for HCM's managed/advised accounts.

I understand that it is a violation of SEC Rules to fail to submit a record of my personal securities transactions within 30 calendar days of quarter-end.

--------------------------------------------------------------------------------

BY SUBMITTING THIS FORM VIA EMAIL, I AM CERTIFYING THE ABOVE STATEMENT.

 /s/
-----------------------------   -----------------------
 SIGNATURE                      DATE

The Acknowledgement and Certification form is DUE 10 DAYS from the date of receipt. Signed copies must be submitted to the Compliance Officer via email.

               PLEASE COMPLETE THE NEXT PAGE AND RETURN VIA EMAIL

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

                  UBOC'S BUSINESS STANDARDS FOR ETHICAL CONDUCT

                       OUTSIDE BUSINESS ACTIVITIES REPORT

                                For Year-End:
                                             -----

Name of Reporting Person:
                          -------------------------------

Date Report Due:
                 ----------------------------

Please list all activities outside your employment at HCM, including joint ventures or businesses in which you participate or have any interest.

If you are not involved in any business activities outside of HighMark, please check here. [ ]

--------------------------------------------------------------------------------------------------------
  TYPE OF POSITION YOU HOLD (TRUSTEE,       NAME OF ORGANIZATION
EXECUTOR, DIRECTOR, OFFICER, INVESTOR)   (PROVIDE BRIEF DESCRIPTION)   MONTH AND YEAR COMMENCED ACTIVITY
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Have you completed Form 1096 (Business Standard of Conduct Review/Approval Request) with UBOC's Human Resources Department? PLEASE NOTE THAT FORM 1096 ONLY NEEDS TO BE COMPLETED IF AN EMPLOYEE IS IN FACT INVOLVED IN OUTSIDE BUSINESS ACTIVITIES.

                               YES [ ]     N/A [ ]

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT THE ABOVE INFORMATION IS ACCURATE AND COMPLETE AND IN COMPLIANCE WITH UBOC'S POLICY ON OUTSIDE ACTIVITIES.

/s/
-----------------------------   -----------------------
SIGNATURE                       DATE REPORT SUBMITTED

               PLEASE COMPLETE THE NEXT PAGE AND RETURN VIA EMAIL

[LOGO] HIGHMARK(R)
       CAPITAL MANAGEMENT

                           HCM EMPLOYEE RELATIONSHIPS

                             For Year-End:
                                           ---------

Name of Reporting Person:
                          -----------------------

Date Report Due:
                 ------------------------

Please list any relatives 1 you have that are currently employed at a broker-dealer firm 2.

--------------------------------------------------------------------------------------------
NAME OF RELATIVE & NATURE OF                                   IS THIS RELATIVE A REGISTERED
        RELATIONSHIP             NAME OF BROKER-DEALER FIRM           REPRESENTATIVE?
--------------------------------------------------------------------------------------------
                                                               Yes [ ]           No [ ]

--------------------------------------------------------------------------------------------
                                                               Yes [ ]           No [ ]

--------------------------------------------------------------------------------------------
                                                               Yes [ ]           No [ ]

--------------------------------------------------------------------------------------------

If you do not have any relatives employed at a broker-dealer firm, please check here. [ ]

Please list any relatives 1 you have that serve as an Officer or Director at a publicly traded company 3.

--------------------------------------------------------------------------------------------
NAME OF RELATIVE & NATURE OF
        RELATIONSHIP             NAME OF PUBLICLY TRADED COMPANY      DIRECTOR       OFFICER
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                                                         [ ]            [ ]

--------------------------------------------------------------------------------------------
                                                                         [ ]            [ ]

--------------------------------------------------------------------------------------------
                                                                         [ ]            [ ]

--------------------------------------------------------------------------------------------

If you do not have any relatives that serve as Officers or Directors at any publicly traded companies please check here. [ ]

BY SUBMITTING THIS FORM VIA EMAIL, I CERTIFY THAT THE ABOVE INFORMATION IS ACCURATE AND COMPLETE.

/s/
-----------------------------   -----------------------
SIGNATURE                       DATE REPORT SUBMITTED

----------
1 A relative is considered to be your parents, step-parents, siblings, step-siblings, children, step-children, spouse or any relative not classified above that may be living with you.

2 A firm registered with the FINRA (formerly known as NASD)

3 A company which has issued securities through an offering, and which are now traded on the open market.

(Insert Current Date)
(Recipient Name)
(Address)
(City), (State) (Zip Code)

Dear Sir or Madam:

Please be advised that I am an employee of HighMark Capital Management, Inc., a registered investment advisor. Please send duplicate statements for the above brokerage accounts and duplicate confirmation of trades for the/these account(s) to the attention of:

                        HighMark Capital Management, Inc.
                           Attn: Compliance Department
                        350 California Street, 12th Floor
                             San Francisco, CA 94104

This request is made pursuant to HighMark's Code of Ethics and Procedures.

Thank you for your cooperation.

Sincerely,

(Employee Name)

  [LOGO] HIGHMARK(R)
         CAPITAL MANAGEMANT

--------------------------------------------------------------------------------
                                 CODE OF ETHICS
--------------------------------------------------------------------------------
                                COMPLIANCE MANUAL
                              ACKNOWLEDGEMENT FORM
--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND EMAIL TO:

                   JOY CASTRO
                   HighMark Compliance Management Inc.
                   Attn: Compliance Department
                   350 California Street, 12 th Floor
                   San Francisco, CA  94104

                   EMAIL: joy.castro@uboc.com

I hereby acknowledge receipt of the Compliance Manual of HighMark Capital Management, Inc. I hereby represent and affirm that I have read the Compliance Manual in its entirety and fully understand its contents. I assume the responsibilities and obligations assigned to me by the relevant sections of the Compliance Manual. I further represent that if I should have any questions concerning the Compliance Manual or regulations or other information described therein, I will direct such questions to HCM Compliance. I shall maintain the Compliance Manual in a place (electronic or hard copy) that allows for easy access and reference.

--------------------------------------------------------------------------------
BY SUBMITTING THIS FORM VIA EMAIL, I AM CERTIFYING THE ABOVE STATEMENT.

 /s/
-----------------------               -----------------------
 SIGNATURE                             DATE